EXHIBIT 21

HOST MARRIOTT, L.P.

SUBSIDIARIES

1)	Airport Hotels LLC
2)	Ameliatel, a Florida GP
3)	Atlanta II Limited Partnership
4)	Beachfront Properties, Inc.
5)	Bossier RIBM Two LLC
6)	Bossier RIBM Two, Inc.
7)	BRE/Swiss L.L.C.
8)	Calgary Charlotte Holdings Company
9)	Calgary Charlotte Partnership
10)	CB Realty Sales, Inc.
11)	CBM Associates II LLC
12)	CBM Funding Corporation
13)	CBM I Holdings LLC
14)	CBM II Holdings LLC
15)	CBM Joint Venture LLC
16)	CBM Mezzanine Borrower LLC
17)	CBM One GP Corp.
18)	CBM One Holdings LLC
19)	CBM One LLC
20)	CBM Two GP Corp.
21)	CBM Two LLC
22)	CCC CMBS Corporation
23)	CCFS Atlanta LLC
24)	CCFS Philadelphia LLC
25)	CCHH Atlanta LLC
26)	CCHH Burlingame LLC
27)	CCHH Cambridge LLC
28)	CCHH Reston LLC
29)	CCHI Singer Island LLC
30)	CCMH Atlanta Marquis LLC
31)	CCMH Atlanta NW LLC
32)	CCMH Atlanta Suites LLC
33)	CCMH Bethesda LLC
34)	CCMH Charlotte LLC
35)	CCMH Chicago CY LLC
36)	CCMH Copley LLC
37)	CCMH Coronado LLC
38)	CCMH Costa Mesa Suites LLC
39)	CCMH Dallas/FW LLC
40)	CCMH DC LLC
41)	CCMH Deerfield Suites LLC
42)	CCMH Denver SE LLC
43)	CCMH Denver Tech LLC
44)	CCMH Denver West LLC
45)	CCMH Diversified LLC
46)	CCMH Downer’s Grove Suites LLC
47)	CCMH Dulles AP LLC

EXHIBIT 21

HOST MARRIOTT, L.P.

SUBSIDIARIES—(Continued)

48)	CCMH Dulles Suites LLC
49)	CCMH Farmington LLC
50)	CCMH Financial Center LLC
51)	CCMH Fisherman’s Wharf LLC
52)	CCMH Ft. Lauderdale LLC
53)	CCMH Gaithersburg LLC
54)	CCMH Hanover LLC
55)	CCMH Houston AP LLC
56)	CCMH Houston Galleria LLC
57)	CCMH IHP LLC
58)	CCMH Jacksonville LLC
59)	CCMH Kansas City AP LLC
60)	CCMH Key Bridge LLC
61)	CCMH Lenox LLC
62)	CCMH Manhattan Beach LLC
63)	CCMH Marina LLC
64)	CCMH Memphis LLC
65)	CCMH Metro Center LLC
66)	CCMH Miami AP LLC
67)	CCMH Minneapolis LLC
68)	CCMH Moscone LLC
69)	CCMH Nashua LLC
70)	CCMH Newark LLC
71)	CCMH Newport Beach LLC
72)	CCMH Newport Beach Suites LLC
73)	CCMH Newton LLC
74)	CCMH Norcross LLC
75)	CCMH Norfolk LLC
76)	CCMH O’Hare AP LLC
77)	CCMH O’Hare Suites LLC
78)	CCMH Oklahoma City LLC
79)	CCMH Ontario AP LLC
80)	CCMH Orlando LLC
81)	CCMH Palm Beach LLC
82)	CCMH Palm Desert LLC
83)	CCMH Park Ridge LLC
84)	CCMH Pentagon RI LLC
85)	CCMH Perimeter LLC
86)	CCMH Philadelphia AP LLC
87)	CCMH Philadelphia Mkt LLC
88)	CCMH Pittsburgh LLC
89)	CCMH Plaza San Antonio LLC
90)	CCMH Portland LLC
91)	CCMH Potomac LLC
92)	CCMH Properties II LLC
93)	CCMH Quorum LLC
94)	CCMH Raleigh LLC

EXHIBIT 21

HOST MARRIOTT, L.P.

SUBSIDIARIES—(Continued)

95)	CCMH Riverwalk LLC
96)	CCMH Rocky Hill LLC
97)	CCMH Romulus LLC
98)	CCMH Salt Lake LLC
99)	CCMH San Diego LLC
100)	CCMH San Fran AP LLC
101)	CCMH Santa Clara LLC
102)	CCMH Scottsdale Suites LLC
103)	CCMH South Bend LLC
104)	CCMH Tampa AP LLC
105)	CCMH Tampa Waterside LLC
106)	CCMH Tampa Westshore LLC
107)	CCMH Times Square LLC
108)	CCMH Torrance LLC
109)	CCMH Waterford LLC
110)	CCMH Westfields LLC
111)	CCMH Williamsburg LLC
112)	CCMH World Trade Ctr. LLC
113)	CCRC Amelia Island LLC
114)	CCRC Atlanta LLC
115)	CCRC Buckhead/Naples LLC
116)	CCRC Dearborn LLC
117)	CCRC Marina LLC
118)	CCRC Naples Golf LLC
119)	CCRC Phoenix LLC
120)	CCRC San Francisco LLC
121)	CCRC Tysons LLC
122)	CCSH Atlanta LLC
123)	CCSH Boston LLC
124)	CCSH Chicago LLC
125)	CCSH New York LLC
126)	Chesapeake Financial Services LLC
127)	Chesapeake Hotel Limited Partnership
128)	CHLP Finance LP
129)	City Center Development LP
130)	City Center Hotel Limited Partnership
131)	City Center Interstate Partnership LLC
132)	CLDH Meadowvale Inc.
133)	CLMH Airport Inc.
134)	CLMH Calgary Inc.
135)	CLMH Eaton Centre Inc.
136)	Courtyard by Marriott II Limited Partnership
137)	Courtyard by Marriott Limited Partnership
138)	Courtyard II Associates Management Corporation
139)	Courtyard II Associates, L.P.
140)	Courtyard II Finance Company
141)	Deerfield Capital Trust

EXHIBIT 21

HOST MARRIOTT, L.P.

SUBSIDIARIES—(Continued)

142)	DS Hotel LLC
143)	Duna Szalloda Rt.
144)	Durbin LLC
145)	East Side Hotel Associates, L.P.
146)	Elcrisa S.A. de C.V.
147)	Farrell’s Ice Cream Parlor Restaurants LLC
148)	Fernwood Atlanta Corporation
149)	Fernwood Hotel Assets, Inc.
150)	Fernwood Hotel LLC
151)	FIBM One LLC
152)	G.L. Insurance Corporation
153)	HMA Realty Limited Partnership
154)	HMA-GP LLC
155)	HMC Airport, Inc.
156)	HMC Amelia I LLC
157)	HMC Amelia II LLC
158)	HMC AP Canada Company
159)	HMC AP GP LLC
160)	HMC AP LP
161)	HMC Atlanta LLC
162)	HMC BCR Holdings LLC
163)	HMC Burlingame Hotel LLC
164)	HMC Burlingame II LLC
165)	HMC Burlingame LLC
166)	HMC California Leasing LLC
167)	HMC Cambridge LLC
168)	HMC Capital LLC
169)	HMC Capital Resources LLC
170)	HMC Charlotte (Calgary) Company
171)	HMC Charlotte GP LLC
172)	HMC Charlotte LP
173)	HMC Chicago LLC
174)	HMC Copley LLC
175)	HMC Desert LLC
176)	HMC Diversified American Hotels, L.P.
177)	HMC Diversified LLC
178)	HMC DSM LLC
179)	HMC Duna, Inc.
180)	HMC East Side II LLC
181)	HMC East Side LLC
182)	HMC Gateway LLC
183)	HMC Georgia LLC
184)	HMC Grace (Calgary) Company
185)	HMC Grand LLC
186)	HMC Hanover LLC
187)	HMC Hartford LLC
188)	HMC Headhouse Funding LLC

EXHIBIT 21

HOST MARRIOTT, L.P.

SUBSIDIARIES—(Continued)

189)	HMC Host Restaurants LLC
190)	HMC Hotel Development LLC
191)	HMC Hotel Properties II Limited Partnership
192)	HMC Hotel Properties Limited Partnership
193)	HMC HPP LLC
194)	HMC HT LLC
195)	HMC IHP Holdings LLC
196)	HMC JWDC GP LLC
197)	HMC JWDC LLC
198)	HMC Land Holdings LLC
199)	HMC Manhattan Beach LLC
200)	HMC Market Street LLC
201)	HMC Mexpark LLC
202)	HMC MHP II LLC
203)	HMC MHP II, Inc.
204)	HMC Naples Golf, Inc.
205)	HMC NGL LLC
206)	HMC OLS I LLC
207)	HMC OLS I LP
208)	HMC OLS II LP
209)	HMC OP BN LLC
210)	HMC Pacific Gateway LLC
211)	HMC Palm Desert LLC
212)	HMC Park Ridge II LLC
213)	HMC Park Ridge LLC
214)	HMC Park Ridge LP
215)	HMC Partnership Holdings LLC
216)	HMC Partnership Properties LLC
217)	HMC PLP LLC
218)	HMC Polanco LLC
219)	HMC Potomac LLC
220)	HMC Properties I LLC
221)	HMC Properties II LLC
222)	HMC Property Leasing LLC
223)	HMC Reston LLC
224)	HMC Retirement Properties, L.P.
225)	HMC RTZ Loan Limited Partnership
226)	HMC SBM Two LLC
227)	HMC Seattle LLC
228)	HMC SFO LLC
229)	HMC Suites Limited Partnership
230)	HMC Suites LLC
231)	HMC Swiss Holdings LLC
232)	HMC Swiss-Lafayette LLC
233)	HMC Times Square Hotel LLC
234)	HMC Times Square Partner LLC
235)	HMC Toronto Air Company

EXHIBIT 21

HOST MARRIOTT, L.P.

SUBSIDIARIES—(Continued)

236)	HMC Toronto Airport GP LLC
237)	HMC Toronto Airport LP
238)	HMC Toronto EC Company
239)	HMC Toronto EC GP LLC
240)	HMC Toronto EC LP
241)	HMC Waterford LLC
242)	HMC Westport Corporation
243)	HMC/Interstate Manhattan Beach, L.P.
244)	HMC/Interstate Ontario, L.P.
245)	HMC/Interstate Waterford, LP
246)	HMC/RGI Hartford, L.P.
247)	HMH General Partner Holdings LLC
248)	HMH HPT CBM LLC
249)	HMH HPT RIBM LLC
250)	HMH Marina LLC
251)	HMH Norfolk, L.P.
252)	HMH Norfolk LLC
253)	HMH Pentagon LLC
254)	HMH Realty Company, Inc.
255)	HMH Restaurants II LLC
256)	HMH Restaurants LLC
257)	HMH Rivers LLC
258)	HMH Rivers, L.P.
259)	HMH WTC LLC
260)	HMP Capital Ventures LLC
261)	HMP Financial Services LLC
262)	HMT Lessee LLC
263)	HMT Lessee Parent LLC
264)	HMT Lessee Sub (Atlanta) LLC
265)	HMT Lessee Sub (Palm Desert) LLC
266)	HMT Lessee Sub (Properties II) LLC
267)	HMT Lessee Sub (Santa Clara) LLC
268)	HMT Lessee Sub (SDM Hotel) LLC
269)	HMT Lessee Sub I LLC
270)	HMT Lessee Sub II LLC
271)	HMT Lessee Sub III LLC
272)	HMT Lessee Sub IV LLC
273)	HMT SPE (Atlanta) Corporation
274)	HMT SPE (Palm Desert) Corporation
275)	HMT SPE (Properties II) Corporation
276)	HMT SPE (Santa Clara) Corporation
277)	Hopewell Associates, L.P.
278)	Host DSM Limited Partnership
279)	Host Hanover Limited Partnership
280)	Host La Jolla LLC
281)	Host MHP Two Corporation
282)	Host of Boston, Ltd.

EXHIBIT 21

HOST MARRIOTT, L.P.

SUBSIDIARIES—(Continued)

283)	Host of Houston 1979
284)	Host of Houston Ltd.
285)	Host Park Ridge LLC
286)	Host Properties, Inc.
287)	Host/Interstate Partnership, L.P.
288)	Hot Shoppes, Inc.
289)	Hotel Properties Management, Inc.
290)	HTKG Development Associates Limited Partnership
291)	IHP Holdings Partnership LP
292)	Ivy Street Hopewell LLC
293)	Ivy Street Hotel Limited Partnership
294)	Ivy Street LLC
295)	JWDC Limited Partnership
296)	Lauderdale Beach Association
297)	Market Street Host LLC
298)	Marriott Mexico City Partnership, G.P.
299)	MDSM Finance LLC
300)	MFR of Illinois LLC
301)	MFR of Vermont LLC
302)	MFR of Wisconsin LLC
303)	MHP Acquisition Corporation
304)	MHP II Acquisition Corporation
305)	MOHS Corporation
306)	MRILP II Liquidating Trust
307)	MRILP Liquidating Trust
308)	Mutual Benefit Chicago Suite Hotel Partners, L.P.
309)	New Market Street LP
310)	One Broadway Hotel Venture
311)	Pacific Gateway, Ltd.
312)	Philadelphia Airport Hotel Corporation
313)	Philadelphia Airport Hotel Limited Partnership
314)	Philadelphia Airport Hotel LLC
315)	Philadelphia Market Street HMC Hotel Limited Partnership
316)	Philadelphia Market Street Hotel Corporation
317)	Philadelphia Market Street Marriott Hotel II Limited Partnership
318)	PM Financial LLC
319)	PM Financial LP
320)	Potomac Hotel Limited Partnership
321)	PRM LLC
322)	RIBM One LLC
323)	RIBM Two LLC
324)	Rockledge Bickford’s Family Fare, Inc.
325)	Rockledge CBM Investor I, Inc.
326)	Rockledge CBM Investor II LLC
327)	Rockledge CBM One Corporation
328)	Rockledge FIBM One Corporation
329)	Rockledge Hanover LLC

EXHIBIT 21

HOST MARRIOTT, L.P.

SUBSIDIARIES—(Continued)

330)	Rockledge Hartford Farmington LLC
331)	Rockledge HMC BN LLC
332)	Rockledge Hotel LLC
333)	Rockledge Hotel Properties, Inc.
334)	Rockledge IHP LLC
335)	Rockledge Manhattan Beach LLC
336)	Rockledge Minnesota LLC
337)	Rockledge NY Times Square LLC
338)	Rockledge Ontario LLC
339)	Rockledge Pavilion LLC
340)	Rockledge Pittsburgh LLC
341)	Rockledge Potomac LLC
342)	Rockledge RIBM Two Corporation
343)	Rockledge Riverwalk LLC
344)	Rockledge Square 254 LLC
345)	S.D. Hotels LLC
346)	S.D. Hotels, Inc.
347)	Santa Clara HMC LLC
348)	Santa Clara Host Hotel Limited Partnership
349)	Sparky’s Virgin Islands, Inc.
350)	Tecon Hotel Corporation
351)	Timeport, L.P.
352)	Times Square GP LLC
353)	Times Square HMC Hotel, L.P.
354)	Times Square LLC
355)	Timewell Group, L.P.
356)	Wellsford Park Ridge HMC Hotel Limited Partnership
357)	Westport Residence Joint Venture
358)	YBG Associates LLC